UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM
8-K
____________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):

January 30, 2023
____________________________________
Vaxxinity, Inc.
(Exact name of registrant as specified in its charter)
____________________________________
Delaware
333-261063
86-2083865
(State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification No.)
505 Odyssey Way
Exploration Park, FL 32953
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number,

including area code: (
254
)
244-5739
1717 Main St, Ste 3388
Dallas, TX 75201
(Former name or former address, if changed since last report)
____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐

Written communications pursuant to Rule 425

under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class
Trading
Symbol(s)
Name of each exchange
on which registered
Class A Common Stock, par value $0.0001
per share
VAXX
The Nasdaq

Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of

1934 (§240.12b-2 of this chapter).
Emerging growth company

☒
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange

Act.

☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors
On January 30, 2023, Mr. Greg Blatt and Mr.

James Chui resigned from their positions as members of
the Board of Directors (the “Board”) of Vaxxinity,

Inc. (the “Company”) and all committees of the Board on
which they served. Mr. Blatt and Mr.

Chui’s resignations were not a result of any disagreement between Mr.
Blatt or Mr. Chui and the Company on any matter relating to the Company’s operations, policies or practices.

Increase in Board Size; Appointment of Directors
On January 31, 2023, the Board increased the size of the Board from seven members to nine members and appointed Katherine Eade, Landon Ogilvie, James A. Smith and Gabrielle Toledano (the “New Members”)
as members of the Board, effective February 1, 2023.

The New Members will receive customary compensation from the Company for serving as non-
employee directors, in accordance with the Company’s Non-Employee Director Compensation Policy as
described in the Company’s Definitive Proxy Statement, under the heading “Director Compensation,” filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 2, 2022 and incorporated by reference herein. However, the New Members will not receive an initial stock option award upon joining the Board and will instead become eligible to receive stock option awards beginning with the Company’s next annual stockholders meeting.

Effective upon the appointment of the New Members, the Board reconstituted its committees as follows:

Audit Committee: George Hornig (Chair), Peter Diamandis, Katherine Eade and James A. Smith
Compensation Committee: Gabrielle Toledano (Chair), Peter Diamandis and Landon Ogilvie

Nominating and Governance Committee: Peter Diamandis (Chair) and Gabrielle Toledano
The Board determined that each of the New Members is independent pursuant to the director independence standards established under the Nasdaq Listing Rules and that Katherine Eade and James A.
Smith meet the additional requirements for service on the Company’s Audit Committee.

The Board designated
Landon Ogilvie as the Lead Independent Director.
There are no arrangements or understandings between the New Members and any other person pursuant to which the New Members were appointed as directors. None of the New Members has any family relationships with any of the Company’s directors or executive officers. There are no transactions to which the
Company is a party and in which any of the New Members have a material interest that are required to be disclosed under Item 404(a) of Regulation S-K.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.

Description
104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
VAXXINITY,

INC.
Date: February 3, 2023
By:

/s/ René Paula
Name: René Paula
Title:

General Counsel and Secretary